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                                                                   EXHIBIT 10.18



                  NATIONWIDE FINANCIAL SERVICES, INC.
                 STOCK RETAINER PLAN FOR NON-EMPLOYEE DIRECTORS



     1. Name of Plan. This plan shall be known as the "Nationwide Financial Services, Inc. Stock Retainer Plan for Non-Employee Directors" and is hereinafter referred to as the "Plan."

     2. Purpose of Plan. The purpose of the Plan is to enable Nationwide Financial Services, Inc. (the "Company") to attract and retain qualified persons to serve as directors, to enhance the equity interest of directors in the Company, and to solidify the common interests of its directors and stockholders in enhancing the value of the Company's Class A common stock (the "Common Stock"). The Plan seeks to encourage the highest level of director performance by providing such directors with a proprietary interest in the Company's performance and progress by paying a portion of their annual retainer in the form of Common Stock.

     3. Effective Date and Term. The Plan shall be effective as of the date on which the Company's Registration Statement on Form S-1 (N. 333-18527) filed under the Securities Act of 1933, as amended (the "Securities Act") with respect to the Common Stock is declared effective by the Securities and Exchange Commission (the "Effective Date").

     4. Eligible Participants. Each member of the Board of Directors of the Company (the "Board") from time to time who is not a full-time employee of the Company or any of its subsidiaries or of any controlling affiliate or its subsidiaries shall be a participant ("Participant") in the Plan.

     5.   Delivery of Shares.

          (a) Commencing on the Effective Date, each payment of all or any portion of the retainer payable to each Participant for service on the Board (the "Retainer"), shall be made by delivering one-half in cash and one-half in the form of shares of Common Stock (such shares, the "Stock Retainer") having a Fair Market Value (as defined below) as of the date of payment, equal to one-half of the amount of the Retainer that is being paid; provided, that if the number of shares that would otherwise be so paid to any Participant includes a fractional share, such number shall be rounded down to the nearest whole number of shares and the Fair Market Value of such fractional share shall instead be paid in cash. The payment of all Stock Retainers shall be made subject to any applicable restrictions set forth in Section 6 hereof.

          (b) The "Fair Market Value" of a share of Common Stock as of any date of determination shall mean the closing price of a share of Common Stock on the trading day immediately preceding the date of the valuation. The closing price for such day shall be the
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     last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock.

     6.   Share Certificates; Voting and other Rights; Restrictions.

          (a) All Stock Retainers shall be paid by delivering to the Participant share certificates issued in the name of the Participant or registering such shares of Common Stock in the name of the Participant, and upon such delivery or registration the Participant shall be entitled to all rights of a stockholder with respect to Common Stock for all such shares issued or registered in his or her name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

          (b) Notwithstanding any other provision of the Plan, the Company shall not be required to issue or deliver any certificate or certificates for shares or register any shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

               (i) Any registration or other qualification of such shares of Common Stock under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Company shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

               (ii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Company shall in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

          (c) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

          (d) No Common Stock received by a Participant pursuant to the Plan may be pledged, sold, transferred or otherwise disposed of unless and until either:

               (i) the Common Stock has been held by the Participant for six months from the date of issuance, or

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               (ii) the Common Stock is otherwise transferred in a manner that complies with the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), so that the transaction is exempt from characterization as a "sale" under Section 16(b) of the Exchange Act. The Common Stock issued to any Participant shall bear an appropriate restrictive legend, if issued in certificated form, and be subject to appropriate "stop transfer" orders. Any additional Common Stock or other securities or property that may be issued with respect to the Common Stock issued under the Plan as a result of any stock dividend, stock split, business combination or other event shall be subject to the restrictions and other terms and conditions of the Plan.

     7. Shares Available. Shares of Common Stock issuable under the Plan shall be taken from authorized but unissued or treasury shares of the Company as shall from time to time be necessary for issuance pursuant to the Plan.

     8.  Amendment.

          (a) The Board may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders; provided, however, that no amendment which impairs or adversely affects a Participant's previously accrued entitlements under the Plan shall be effective with respect thereto without the Participant's written consent; and provided, further, that to the extent required to qualify transactions under the Plan for exemption under Rule 16b-3 no amendment to the Plan shall be adopted without the approval of the Company's stockholders; and, provided, further, that no amendment to the Plan shall be made more than once in any six-month period other than to comply with changes in the Internal Revenue Code of 1986, as amended; the Exchange Act; the Employee Retirement Income Security Act of 1974, as amended; or the regulations thereunder.

          (b) The Board may terminate the Plan on a prospective basis at any time.

          (c) Notwithstanding any other provision of the Plan, no member of the Board shall be authorized to exercise any discretion with respect to his or her own selection as a person to receive Stock Retainers under the Plan or concerning the amount or timing of the delivery of his or her Stock Retainers under the Plan.

          (d) This Plan shall terminate on the earlier of April 1, 2006 or the date on which all shares provided for under Section 7(a) have been issued and delivered to Participants.

     9. Administration of the Plan. The Plan shall be administered by the Compensation Committee of the Board, which shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by the Compensation Committee, except that the Compensation Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Compensation Committee. The Compensation Committee shall take all steps necessary to ensure that the Plan complies with the law at all times, and the determination of

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the Compensation Committee shall be final and binding in all matters relating to the Plan.

     10.  Miscellaneous.

          (a) Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any director.

          (b) The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock pursuant to the Plan, payment by a Participant to the Company of any taxes required by law to be withheld with respect to the issuance or delivery of such shares.

     11. Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

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